UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2025

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100
Canton, OH 44708
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 17, 2025, Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), sent an email to the Company’s stockholders to encourage stockholders who hold shares of the Company’s common stock as of the close of business on August 1, 2025 to vote their shares in connection with the special meeting of stockholders (the “Special Meeting”) initially held on September 16, 2025 in virtual format and adjourned until September 24, 2025, at 10:00 a.m., Eastern Time, in order to allow the Company to solicit additional proxies.

If a stockholder has any questions or needs assistance voting their shares, please contact the Company’s proxy solicitor:

Alliance Advisors, LLC
150 Clove Road, Suite 400
Little Falls, New Jersey 07424
Toll-Free: 844-202-7187
Email: HOFV@allianceadvisors.com

A copy of the email is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

The Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2025 in connection with the Company’s solicitation of proxies for use at the Special Meeting. The Proxy Statement was mailed to the stockholders of record as of August 1, 2025. Before making any voting decision, stockholders are urged to read the Proxy Statement and other relevant materials. The Proxy Statement and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC from https://halloffame2020index.q4web.com/earnings-and-filings/sec-filings/default.aspx.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with certain investment transactions as described in the Proxy Statement. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock and other equity securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025. Stockholders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in such investment transactions by reading the Proxy Statement and other relevant materials.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Email to Stockholders, dated September 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Lisa Gould
		Name:	Lisa Gould
		Title:	Interim Chief Executive Officer

Dated: September 17, 2025